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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                         -----------------------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              November 29, 1999


                                     NABI(R)
             (Exact name of registrant as specified in its charter)



                                    0-4829-03
                             Commission File Number

                  Delaware                                                    59-1212264
(State or other jurisdiction of incorporation)                  (I.R.S. Employer Identification No.)

                      5800 Park of Commerce Boulevard, N.W.
                            Boca Raton, Florida 33487
              (Address of principal executive offices and zip code)



                                 (561) 989-5800
              (Registrant's telephone number, including area code)


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ITEM 8.  CHANGE IN FISCAL YEAR

On November 17, 1999, the Board of Directors of Nabi voted to change the date the fiscal year of Nabi shall end from December 31 to the last Saturday in December effective beginning fiscal 2000. Nabi's Quarterly Reports on Form 10-Q for the fiscal year 2000 and Nabi's Annual Report on Form 10-K for its 2000 fiscal year will cover the transition period resulting from this change.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nabi

By: /s/ Thomas H. McLain
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      Thomas H. McLain
      Senior Vice President, Corporate Services
      and Chief Financial Officer


Date: November 29, 1999




























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